UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 19, 2020
(Date of earliest event reported)
 _________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)
  __________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2020, the Board of Directors (the “Board”) of Nautilus, Inc. (the “Company”) increased the size of the Board from six to seven directors and appointed Patricia “Patty” M. Ross as a director and as a member of the Compensation Committee of the Board (the “Compensation Committee”) and the Audit Committee of the Board (the “Audit Committee”).

Ms. Ross will serve until the Company’s 2020 annual meeting of shareholders (the “Annual Meeting”) and until Ms. Ross’ successor shall have been duly elected and qualified, or until Ms. Ross’ earlier death, resignation, disqualification or removal. There is no arrangement or understanding between Ms. Ross and the Company or any other person pursuant to which she was selected as a director. Ms. Ross is not a party to and does not have any direct or indirect material interest in any transaction with the Company required to be disclosed under Item 404(a) of Regulation S-K. In connection with her appointment, Ms. Ross entered into the Company’s standard form of indemnification agreement.

As compensation for her service, and in accordance with the Company’s non-employee director compensation policy, Ms. Ross will receive an annual retainer of $42,500, payment of $1,500 for attendance at each Board meeting and, following the Annual Meeting, is expected to receive a grant of restricted stock units. Additionally, in connection with her appointment to the Compensation Committee and Audit Committee, Ms. Ross will receive an additional payment of $1,500 for her attendance at each committee meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

March 23, 2020	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer
(Principal Financial and Accounting Officer)